================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               ------------------

       Date of report (Date of earliest event reported): December 30, 2004

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

               CANADA                             001-15503                              N/A
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification No.)
           Incorporation)

  495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                    K2K-3G1
       (Address of Principal Executive Offices)                       (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On December 30, 2004, Workstream Inc. (the "Company") completed the purchase, through its wholly-owned subsidiary Workstream USA, Inc. (the "Company Sub"), of substantially all of the assets of ProAct Technologies Corporation ("ProAct"), a provider of software and hosted web-based tools for employee benefits management, pursuant to an Asset Purchase Agreement dated December 20, 2004 among the Company, the Company Sub and ProAct, as amended on December 30, 2004 (the "Purchase Agreement"). The total consideration paid under the Purchase Agreement was $9,730,000, paid at closing as follows: the Company and Company Sub paid $5,500,000 in cash; the Company and the Company Sub jointly issued a promissory note in the face amount of $1,530,000, which note is secured by a senior security interest in the assets being purchased under the Purchase Agreement; and the Company issued 913,551 common shares of the Company valued at $2,700,000, 253,764 of which shares are being held in escrow as the exclusive source against which the Company may assert most potential indemnification claims under the Purchase Agreement. The actual number of common shares issued at closing was determined based on the average of the closing price of the Company's common shares on the Nasdaq SmallCap Market for the 20 business days prior to the closing date of the Purchase Agreement. The acquisition is anticipated to add approximately $10 million to the Company's revenue in calendar year 2005. As a result, the Company expects that its revenue for calendar year 2005 should be between $40 million and $50 million. Pursuant to the terms of the Purchase Agreement, the Company and ProAct entered into a Registration Rights Agreement pursuant to which the Company granted ProAct "piggy-back" registration rights with respect to the common shares issued under the Purchase Agreement. A copy of each of the Purchase Agreement, the Amendment to Asset Purchase Agreement, the Registration Rights Agreement and the $1,530,000 promissory note is attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

      On January 3, 2005, the Company issued a press release announcing that it had completed its acquisition of substantially all of the assets of ProAct. The full text of such press release is attached hereto as Exhibit 99.1.

      Statements contained in this report about projected revenue are forward-looking and involve risks and uncertainties that could cause actual results to differ from anticipated results. These statements are based on the current expectations or beliefs of the Company's management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the Company's ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; the Company's inability to grow its client base and revenue because of the number of competitors and the variety of sources of competition it faces; client attrition; the Company's inability to offer services that are superior and cost effective when compared to the services being offered by competitors; the Company's inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; the Company's inability to enter into successful strategic relationships; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company urges you to refer to those filings for a more complete description of the risks and uncertainties facing the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Businesses Acquired.

      The financial statements of ProAct required to be filed are not attached to this Form 8-K but will be filed by amendment not later than 60 days after the date on which this initial Form 8-K must be filed.

      (b) Pro Forma Financial Information.

      The pro forma financial information of ProAct required to be filed is not attached to this Form 8-K but will be filed by amendment not later than 60 days after the date on which this initial Form 8-K must be filed.

      (c) Exhibits.

      10.1 Asset Purchase Agreement dated December 20, 2004, among Workstream Inc., Workstream USA, Inc. and ProAct Technologies Corporation.

      10.2 Amendment to Asset Purchase Agreement among Workstream Inc., Workstream USA, Inc. and ProAct Technologies Corporation dated December 30, 2004.

      10.3 Registration Rights Agreement dated December 30, 2004 between Workstream Inc. and ProAct Technologies Corporation.

      10.4 Promissory Note in the Face Amount of $1,530,000 dated December 30, 2004 issued by Workstream Inc. and Workstream USA, Inc. to ProAct Technologies Corporation.

      99.1  Press Release issued on January 3, 2005 by Workstream Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WORKSTREAM INC.

                                        By: /s/ Michael Mullarkey
                                            ------------------------------------
                                            Name:  Michael Mullarkey
                                            Title:   Chief Executive Officer

Dated:  January 6, 2005

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

  10.1 Asset Purchase Agreement dated December 20, 2004, among Workstream Inc., Workstream USA Inc. and ProAct Technologies Corporation.

  10.2 Amendment to Asset Purchase Agreement among Workstream Inc., Workstream USA Inc. and ProAct Technologies Corporation dated December 30, 2004.

  10.3 Registration Rights Agreement dated December 30, 2004 between Workstream Inc. and ProAct Technologies Corporation.

  10.4 Promissory Note in the Face Amount of $1,530,000 dated December 30, 2004 issued by Workstream Inc. and Workstream USA, Inc. to ProAct Technologies Corporation.

  99.1        Press Release issued on January 3, 2005 by Workstream Inc.